NuScale Power Reports Second Quarter 2022 Results and Reaffirms Financial Outlook • Raised $381 million from successful Spring Valley Acquisition Corp. merger and associated PIPE offering • Reaffirms financial outlook; reports strong balance sheet featuring cash and equivalents of $350.8 million and no debt • Reports steady progress towards executing on five near term strategic objectives including advancing critical activities to support commercialization and key regulatory milestones • Formed new VOYGRTM Services & Delivery business unit to streamline services, supply chain and client management functions PORTLAND, OR —NuScale Power Corporation (NuScale or the Company) (NYSE: SMR), the industry-leading provider of proprietary and innovative advanced small modular nuclear reactor (SMR) technology, today reported results for the second quarter and the first six months of 2022. “This is an exciting time for NuScale. Our long-term vision is clear, our goals are achievable, and we have a committed and diverse stable of investors and strategic partners who believe in our company and technology. Our strong start as a public company is fueled by the continued execution of our commercial strategy and burgeoning global demand and support for our industry-leading small modular reactor technology,” said John Hopkins, President and Chief Executive Officer of NuScale Power. “We remain focused on securing additional committed customers, issuing long-lead material specifications, completing our Standard Plant designs and advancing our Standard Design Approval Application with the U.S. Nuclear Regulatory Commission (NRC) all by year end.” BUSINESS UPDATE HIGHLIGHTS: • Continued to strengthen customer pipeline as part of goal to secure an additional committed customer by year end. On June 26, the U.S. government committed $14 million toward a Front-End Engineering and Design study in Romania that could lead to the deployment of a NuScale VOYGRTM-6 SMR power plant. Additionally, on May 23, the United States announced that it would provide the University Politechnica of Bucharest with a NuScale Energy Exploration (E2) Center, which is a simulator of NuScale’s SMR power plant control room. This project is already under way. In Poland, KGHM, a leading copper and silver mining conglomerate and large industrial energy user, recently submitted an application to their national regulatory agency to assess NuScale’s technology.

• Reached another major development milestone by entering a licensing agreement with Paragon, the leading provider of safety-related parts and components to the nuclear industry. The agreement will enable widespread use of NuScale’s NRC-approved Highly Integrated Protection Systems, or HIPS, platform and provide NuScale with an additional source of income. HIPS is an efficient, cost-effective and cyber-secure reactor protection solution. • Announced the early completion of the long lead material specification for the reactor pressure vessel, one of the major components of the NuScale Power Module™. Additionally, the Company also completed key elements of the reactor building design, such as issuing the Revision 0 Reactor Building Structural Design last month. • Formed the new VOYGR Services and Delivery (VSD) business unit. VSD will be comprised of services, supply chain, and client management functions to help more effectively deliver NuScale’s VOYGR plants and services, which in turn will help customers to more easily operate and maintain a VOYGR plant. The business unit will be led by Thomas Mundy, President, VOYGR™ Services and Delivery, who previously served in several key senior capacities for NuScale, including Chief Commercial Officer, Managing Director for the United Kingdom and Europe, and Vice President of Program Management. • Continued to make regulatory headway in a favorable international climate through an agreement with National Technical Systems to establish an Equipment Qualification Test Chamber, which will allow the Company to qualify components to meet NRC and plant- specific requirements. At the G7 Summit this summer, the current U.S. administration reaffirmed its commitment to combat climate change by supporting NuScale’s SMR deployment in Romania. • First-mover advantages have continued to benefit NuScale, evidenced by the NRC recently voting unanimously to approve the design certification of NuScale’s SMR. As anticipated, the vote represents the final NRC approval of NuScale’s design. NuScale is the only SMR vendor to submit an application for design approval, and the only SMR design approved by the NRC. FINANCIAL UPDATE: • Strong balance sheet, featuring cash and equivalents of $350.8 million and no debt. • Revenue of $2.7 million and net loss of $(21.4) million for three-month period ended June 30, 2022, compared to revenue of $0.4 million and a net loss of $(24.7) million, respectively, for the same period in 2021. Revenue of $5.2 million and net loss of $(44.8) million for six-month period ended June 30, 2022, compared to revenue of $1.0 million and a net loss of $(47.3 million), respectively, for the same period in 2021. Results for both the three-month and six-month periods reflect higher Research & Development (R&D) costs associated with the standard plant design work and growing headcount to pursue global marketing efforts and expand our licensing efforts. • Fully diluted share count is 257.2 million as of June 30, comprised of over 42 million shares of Class A Common Stock outstanding, and over 178 million shares of Class A Common Stock issuable upon the exchange of NuScale LLC Class B Units, as well as more than 35 million shares of Class A Common Stock issuable upon the exercise of outstanding stock options and warrants and 1.6 million shares subject to earn out. FINANCIAL OUTLOOK: The following forward-looking statements reflect NuScale’s expectations as of August 10, 2022 and are subject to uncertainty. NuScale results are based on assumptions that the Company believes to be reasonable as of this date but may be materially affected by many factors, as discussed below in “Forward-Looking Statements.” • NuScale Power reaffirms its financial outlook including $16 million cash revenue for full year 2022. “Through the capital we raised by taking the company public, we are well-funded and positioned to execute on our overall strategic development and commercialization plans. We continue to accelerate our efforts to bring our technology to more customers around the world,” said Chris Colbert, Chief Financial Officer of NuScale Power. “We will continue to demonstrate the value of our asset-light business model through the disciplined deployment of capital to achieve the maximum impact on our rate of growth.” CONFERENCE CALL: NuScale will host a second quarter earnings results conference call at 5 p.m. Eastern Time on Wednesday, August 10, which will be webcast live and can be accessed by logging onto the Events section at ir.nuscalepower.com or registering at https://events.q4inc.com/attendee/967285950. The call will also be accessible by telephone at 888-550-5460 (U.S./Canada). The conference ID is 4347254. A replay of the webcast will be available for 30 days. A replay of the call will be available by telephone for one week. About NuScale Power Corporation

NuScale Power Corporation (NYSE: SMR) NuScale Power Corporation is the industry-leading provider of proprietary and innovative advanced nuclear small modular reactor (SMR) technology with a mission to help power the global energy transition by delivering safe, scalable and reliable carbon-free nuclear power. Each NuScale Power Module (NPM) is capable of generating 77 megawatts electric (MWe) of electricity and can serve as a reliable, carbon-free source of baseload power that complements renewable sources such as wind, solar and hydropower generation. In 2020, NuScale’s NPM became the first and only SMR to receive Standard Design Approval from the U.S. Nuclear Regulatory Commission (NRC). The advanced design of the NPM eliminates the need for two-thirds of the safety systems and components found in today’s large commercial reactors, which significantly improves the economics of NuScale plants compared to traditional nuclear power plants. NuScale’s scalable technology and diversified business model are designed to drive exceptional financial results and create long-term value. For more information, please visit NuScale Power's website or follow us on Twitter, Facebook, LinkedIn and Instagram. Forward-Looking Statements: This release may contain forward-looking statements (including without limitation statements to the effect that the Company or its management "will," "believes," "expects," “anticipates,” "plans" or other similar expressions). These forward-looking statements include statements relating to strategic and operational plans, capital deployment, future growth, new awards, backlog, earnings and the outlook for the company’s business. Actual results may differ materially as a result of a number of factors, including, among other things, the severity and duration of the COVID-19 pandemic and actions by governments, businesses and individuals in response to the pandemic, including the duration and severity of economic disruptions; the Company's failure to receive new contract awards; cost overruns, project delays or other problems arising from project execution activities, including the failure to meet cost and schedule estimates; intense competition in the industries in which we operate; failure of our partners to perform their obligations; cyber-security breaches; foreign economic and political uncertainties; client cancellations of, or scope adjustments to, existing contracts; failure to maintain safe worksites and international security risks; risks or uncertainties associated with events outside of our control, including weather conditions, pandemics, public health crises, political crises or other catastrophic events; the use of estimates and assumptions in preparing our financial statements; client delays or defaults in making payments; the failure of our suppliers, subcontractors and other third parties to adequately perform services under our contracts; uncertainties, restrictions and regulations impacting our government contracts; the inability to hire and retain qualified personnel; the potential impact of certain tax matters; possible information technology interruptions; the Company's ability to secure appropriate insurance; liabilities associated with the performance of nuclear services; foreign currency risks;

the loss of one or a few clients that account for a significant portion of the Company's revenues; damage to our reputation; failure to adequately protect intellectual property rights; asset impairments; climate change and related environmental issues; increasing scrutiny with respect to sustainability practices; the availability of credit and restrictions imposed by credit facilities for our clients, suppliers, subcontractors or other partners; failure to obtain favorable results in existing or future litigation and regulatory proceedings, dispute resolution proceedings or claims, including claims for additional costs; failure by us or our employees, agents or partners to comply with laws; new or changing legal requirements, including those relating to environmental, health and safety matters; failure to successfully implement our strategic and operational initiatives; risks related to provisions of our convertible preferred stock; and restrictions on possible transactions imposed by our charter documents and Delaware law. Caution must be exercised in relying on these and other forward-looking statements. Due to known and unknown risks, the Company’s results may differ materially from its expectations and projections. Additional information concerning these and other factors can be found in the Company's public periodic filings with the Securities and Exchange Commission, including the discussion under the heading "Item 1A. Risk Factors" in the Company's Form S-1 filed on May 13, 2022 and the Company's Second Quarter 10-Q, filed on August 11, 2022. Such filings are available either publicly or upon request from NuScale's Investor Relations Department: ir@nuscalepower.com. The Company disclaims any intent or obligation other than as required by law to update its forward-looking statements in light of new information or future events. NuScale Power Corporation Summary of Financials Summary of Income Statement Data Three Months Ended June 30, Six Months Ended June 30, (in thousands) 2022 2021 2022 2021 Revenue $ 2,749 $ 372 $ 5,194 $ 1,036 Net loss (21,380) (24,679) (44,753) (47,345) Summary of Balance Sheet Data June 30, 2022 December 31, 2021 (in thousands) Total assets $ 407,231 $ 121,197 Total liabilities 75,493 52,799 Total stockholders, mezzanine and members' equity 331,738 68,398

Summary of Statement of Cash Flows Six Months Ended June 30 , (in thousands) 2022 2021 Operating Cash Flows $ (64,052) $ (50,678) Investing Cash Flows (1,581) (437) Financing Cash Flows 339,362 80,967 Investor and Media Contacts NuScale Investor inquiries: Gary Dvorchak, The Blueshirt Group for NuScale ir@nuscalepower.com Media inquiries: Diane Hughes, NuScale media@nuscalepower.com Source: NuScale Power